SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                         -------------------------

                                 FORM 8-K/A
                             (Amendment No. 1)

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES ACT OF 1934

                         -------------------------



Date of Report (Date of Earliest Event Reported):  May 30, 2000



                         NATIONAL BANKSHARES, INC.
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           (Exact name of Registrant as specified in its charter)


  Virginia                    0-15204                   54-1375874
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(State or other               (Commission               (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation )


          P.O. Box 90002
          Blacksburg, Virginia                                   24062-9002
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (540) 951-6300










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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 2, 2000, the Registrant filed a Current Report on Form 8-K dated May 30, 2000, to report a change in its certifying accountant from KPMG LLP to Yount Hyde & Barbour, P.C. The Registrant provided KPMG LLP with that Form 8-K and requested that KPMG LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in the Form 8-K. The letter from KPMG LLP responding to the request is included as Exhibit 16.1 to this Form 8-K/A.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 16.1   Letter from KPMG LLP.





                                 SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NATIONAL BANKSHARES, INC.



                                   By: /s/James G. Rakes
                                   -------------------------------
                                        James G. Rakes
                                        Chairman
                                        President & CEO

June 9, 2000


















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EXHIBIT 16.1






June 5, 2000




Securities and Exchange Commission
Washington, DC 20549


Ladies and Gentlemen:

We were previously principal accountants for National Bankshares, Inc. and, under the date of February 11, 2000, we reported on the consolidated financial statements of National Bankshares, Inc. and subsidiaries as of and for the years ended December 31, 1999 and 1998. On May 30, 2000, our appointment as principal accountants was terminated. We have read National Bankshares, Inc.'s statements included under Item 4 of its Form 8-K dated May 30, 2000, and we agree with such statements, except that we are not in a position to agree or disagree with National Bankshares, Inc.'s statement that the change was made pursuant to authority granted to the chairman, president and chief executive officer in a motion passed by National Bankshares, Inc.'s board of directors on May 10, 2000.

Very truly yours,

/s/  KPMG LLP



















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